Victory Portfolios IV

Victory Fundamental Growth Fund

Victory Pioneer Multi-Asset Ultrashort Income Fund

Victory Pioneer Bond Fund

Victory Pioneer Balanced Fund

Victory Pioneer Multi-Asset Income Fund Victory Pioneer Solutions – Balanced Fund Victory Securitized Income Fund
Victory Pioneer Disciplined Growth Fund Victory Pioneer Disciplined Value Fund Victory Pioneer Global Equity Fund
Victory Pioneer Active Credit Fund

Victory Pioneer High Income Municipal Fund Victory Pioneer Short Term Income Fund Victory Pioneer Intrinsic Value Fund
Victory Pioneer Global Growth Fund
Victory Pioneer Global Value Fund

Victory Pioneer Strategic Income Fund

Victory Pioneer Mid Cap Value Fund

Victory Pioneer Equity Income Fund

Victory Pioneer Equity Premium Income Fund

Victory Pioneer CAT Bond Fund

Victory Pioneer Floating Rate Fund

Victory Pioneer High Yield Fund

Victory International Equity Fund

Victory Pioneer Select Mid Cap Growth Fund

Victory Pioneer Core Equity Fund

Victory Pioneer Fund

Victory AMT-Free Municipal Fund

Victory Pioneer U.S. Government Money Market Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated May 5, 2025, to the

Prospectus dated March 31, 2025, as may be supplemented

This Supplement is intended to clarify certain changes to each Prospectus dated March 31, 2025, as may be supplemented. Please review these matters carefully.

At this time, and until further notice, shareholders are not able to reduce or eliminate the sales charge applicable to Class A shares of a Fund through a letter of intent or right of accumulation that includes other funds managed by Victory Capital Management Inc. (“Victory Capital”), with the exception of funds managed by Victory Capital’s Pioneer Investments franchise (“Victory Funds”).

Also at this time, and until further notice, shares of a Fund may only be exchanged for the same share class of another Fund, and may not be exchanged for shares of any Victory Funds.

To reflect this, the following changes are being made to each Prospectus effective immediately:

Letter of Intent and Right of Accumulation

The following modifies (and if inconsistent, replaces) the information appearing in the Letter of Intent and Right of Accumulation bullet points of the Prospectus titled “Choosing a Share Class”:

Letter of Intent - If you anticipate purchasing $50,000 or more of Class A shares of the Fund, including any purchase of other funds managed by Victory Capital’s Pioneer Investments franchise (each, a “Victory Pioneer Fund”)f of any share class (except money market funds and any assets held in group retirement plans), within a 13-month period, you may qualify for a sales charge breakpoint as though you were investing the total amount in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;

Right of Accumulation - Whereas a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you intend to make in the near future, a Right of Accumulation allows you to reduce the initial sales charge on a Class A investment by combining the amount of your current purchase with the current market value of prior investments made by you, your spouse (including domestic partner), and your children under age 21 in any class of shares of any Victory Pioneer Fund (except money market funds and any assets held in group retirement plans). The value of eligible existing holdings will be calculated by using the greater of the current value or the original investment amount. To ensure that you receive a reduced price using the Fund’s Right of Accumulation, you or your Investment Professional must inform the Funds that the Right applies each time shares are purchased and provide sufficient information to permit confirmation of qualification;

Share Exchanges

The following modifies (and if inconsistent, replaces) the information appearing in the first paragraph of the Prospectus titled “How to Exchange Shares”:

You may, under certain circumstances, exchange your shares for shares of the same class of another Victory Pioneer Fund. At this time, shares of a Victory Pioneer Fund may only be exchanged for the same share class of another Victory Pioneer Fund.

Market Timing

The following replaces the information appearing in the fourth paragraph of each Fund (excluding the Pioneer High Yield Fund and the Pioneer Active Credit Fund) of the Prospectus titled “Important Fund Policies”:

To limit the negative effects of excessive trading on the fund, the fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from the fund, that investor shall be prevented (or “blocked”) from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t)

election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or “wrap” programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to Pioneer U.S. Government Money Market Fund or Pioneer Multi-Asset Ultrashort Income Fund.

The following replaces the information appearing in the fourth paragraph of the Victory Pioneer High Yield Fund and the Victory Pioneer Active Credit Fund of the Prospectus titled “Important Fund Policies”:

To limit the negative effects of excessive trading on the fund, the fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from the fund, that investor shall be prevented (or “blocked”) from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 90 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or “wrap” programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to Pioneer U.S. Government Money Market Fund or Pioneer Multi-Asset Ultrashort Income Fund.

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The information in this Supplement modifies each Prospectus dated March 31, 2025, as may be supplemented. Except as noted above, no other provisions of the Prospectus are modified by this Supplement.

If you wish to obtain more information, please call the Victory Funds at 800-225-6292.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.